ACQUISITION OF BUSINESS - Preliminary allocation of the fair value determined for the assets and liabilities arising from the acquisition (Details) - Thyssenkrupp Slab International B.V. & CSA Siderúrgica do Atlântico Ltda.
$ in Thousands
Sep. 07, 2017 USD ($)
Disclosure of detailed information about business combination [line items]
Property, plant and equipment and Intangible assets	$ 1,573,946
Inventories	400,047
Cash and cash equivalents	278,162
Trade receivables	63,710
Other receivables	705,058
Deferred tax assets	13,686
Provisions	(799,938)
Trade payables	(219,604)
Other assets and liabilities, net	(124,078)
Net assets acquired	$ 1,890,989